Exhibit 99.1

Joint Development and Option Agreement

Preamble

This Joint Development and Option Agreement ("JDA"), effective and binding as of the last date of execution herein ("EFFECTIVE DATE"), is by and between The Cleveland Clinic Foundation (hereinafter referred to along with its AFFILIATEs as "CCF"), an Ohio non-profit corporation with offices located at 9500 Euclid Avenue, Cleveland, Ohio 44195; and BreathTech Corporation, a wholly owned subsidiary of Astrotech Corporation (hereinafter referred to along with its AFFILIATEs as "COMPANY"), a for profit corporation having its principal office at 2028 E. Ben White Blvd. #240-9530, Austin, Texas 78741.

Background

WHEREAS, the Parties have an interest in working together to develop a rapid breath test for coronavirus (CV) infection or related indicators, using Company's mass spectrometry (MS) technology and collection of data related thereto through an investigator initiated clinical study performed by CCF.

WHEREAS, the project contemplated hereby is of mutual interest and benefit to CCF and COMPANY and will be consistent with the objectives of both parties in a manner consistent with the status of CCF as a nonprofit institution.

NOW THEREFORE, in consideration of the mutual covenants and promises herein made, CCF and COMPANY agree as follows:

Agreement

1.	Definitions

1.1.

"AFFILIATE" means any corporation, association or other entity that directly or indirectly controls, is controlled by, or is under common control with the party in question. As used in this definition, the term "control" means direct or indirect beneficial ownership of more than 50% of the voting or equity interest in such corporation or other business entity.

1.2.	"COLLABORATION FIELD" means medical devices and protocols related to breath testing for various diseases, infections, conditions and the like.

1.3.	"CCF" is defined in the Preamble.

1.4.	"CCF BACKGROUND IP" means any IP first conceived, developed, reduced to practice, acquired and/or otherwise controlled by CCF or its AFFILIATES either (i) prior to the EFFECTIVE DATE or

(ii) outside of the scope of this JDA and during the term of this JDA, including rights arising in the course of prosecution and maintenance of such IP.

1.5.	"CCF INVENTIONS" is defined in Paragraph 5.2.2

1.6.	"CLINICAL TRIALS" is defined in Paragraph 2.6.

1.7.

"COMPANY BACKGROUND IP" means any IP first conceived, developed, reduced to practice, acquired, and/or otherwise controlled by COMPANY or its AFFILIATES either (i) prior to the EFFECTIVE DATE or (ii) outside of the scope of this JDA and during the term of this JDA, including rights arising in the course of prosecution and maintenance of such IP.

1.8.	"COMPANY INVENTIONS" is defined in Paragraph 5.2.1.

1.9.	"COMPELLED DISCLOSURE" is defined in Paragraph 4.3.

Exhibit 99.1

1.10.	"DISCLOSER" is defined in Paragraph 4.1.

1.11.	"EFFECTIVE DATE" is defined in the Preamble.

1.12.

"IMPROVEMENT" means any INVENTION made by either COMPANY or CCF under this JDA that is within the scope of a VALID CLAIM; and does not mean or include any INVENTION that is useful in practicing the invention of a VALID CLAIM, but does not itself infringe a VALID CLAIM.

1.13.

"INFORMATION" means any set of symbols, words, numbers, sounds, colors, textures, images, or any combination thereof, including a written description, experimental data, photograph, and video or audio recording, and the exchange of which shall be governed by principles described in Article 4 (Confidentiality).

1.14.

"INTELLECTUAL PROPERTY" is also referred to as "IP" and means any rights in INVENTIONS, patents, trademarks, copyrights or any other proprietary rights relating to intangible property anywhere in the world, and all registrations and applications related to any of the foregoing and analogous rights thereto anywhere in the world.

1.15.

"INVENTION" means any creative or technical idea, design, development, discovery, drawing, analysis, trade secret, technology, process or method, know-how, material composition, article of manufacture, machine, or work result, including business and marketing plans, prototypes, specifications, and INFORMATION, arising from the PROJECT, whether or not patentable, conceived or conceived and reduced to practice.

1.16.	"JDA" means this Joint Development Agreement, as amended from time to time.

1.17.	"JOINT INVENTIONS" is defined in Paragraph 5.2.3.

1.18.	"LICENSED PRODUCT" is defined in Paragraph 6.1.1.

1.19.	"OPTION PERIOD" is defined in Paragraph 6.2.1.

1.20.	"PARTY" means either CCF or COMPANY, and "PARTIES" means the two collectively.

1.21.

"PATENT RIGHTS" means foreign and domestic patent and/or design application(s), including continuations, continuations-in-part, divisionals, reissues, and reexaminations thereof, and patents/registrations issuing therefrom and arising from the PROJECT.

1.22.	"PRODUCT" means any embodiment of an INVENTION. PRODUCT may take the form of, but shall not be limited to, a formula, description or performance of a process, device, software program, or service.

1.23.	"PROJECT" is defined in Paragraph 2.1.

1.24.	"PROSECUTION" means preparing, filing, prosecuting, and/or maintaining a subject patent application(s) and/or patent(s).

1.25.	"RECEIVER" is defined in Paragraph 4.1.

1.26.	"SOLE," in reference to a license grant, means the licensor grants the subject license to licensee and not to any THIRD PARTIES but for the government as may be required by law.

1.27.	"TECHNICAL REPRESENTATIVE" is defined in Paragraph 2.3

1.28.	"TERM" is defined in Paragraph 7.1.

Exhibit 99.1

1.29.	"THIRD PARTY" or "THIRD PARTIES" means any individual(s), corporation(s), association(s), government agencies, or other entity(ies), which is/ are not a PARTY.

1.30.

''VALID CLAIM" means any claim in an unexpired, maintained patent included within the OPTIONED PATENTS that has not been disclaimed, abandoned, or held invalid by a decision beyond the right of review.

1.31.	"WORK PLAN" is defined in Paragraph 2.1.

2.	Collaborative Project

2.1.

PROJECT. The PARTIES will collaborate in efforts (undertaken jointly and individually) that are intended to result in the development of one or more LICENSED PRODUCTs (such efforts referred to as the "PROJECT"). Particular goals of the PROJECT will be defined generally by the schedule of activities, responsibilities, milestones, and objectives ("WORK PLAN"), which shall be set forth in Schedule A, attached hereto and incorporated herein. The PARTIES will review and update the WORK PLAN by mutual agreement from time to time, provided that any amendment to the WORK PLAN made subsequent to the execution of this JDA shall be signed by both PARTIES.

2.2.

Project Performance. Each PARTY will promptly undertake performance of the PROJECT. During the term of the JDA, the PARTIES will endeavor to perform their respective duties and to develop and submit to each other any deliverables identified pursuant to the PROJECT using reasonable efforts. COMPANY acknowledges and agrees that (i) the PROJECT is a research project and successful completion of the research is not assured and (ii) as long as CCF uses its reasonable efforts to perform its obligations under this JDA, including the WORK PLAN, CCF shall not be in default under this JDA for any failure to achieve any particular result or deliverable.

2.3.

Technical Representative. Each PARTY will designate two of the PARTY's employees as the principal technical representatives ("TECHNICAL REPRESENTATIVE") for consultation and communications between the PARTIES. A PARTY may change a TECHNICAL REPRESENTATIVE at any time, upon written notice to the other PARTY. For avoidance of doubt, Dr. Raed Dweik shall participate in the PROJECT and shall oversee the CLINICAL TRIAL, though he need not serve as the TECHNICAL REPRESENTATIVE.

2.4.

Reports. The TECHNICAL REPRESENTATIVES will be reasonably available by telephone, e-mail, or in person to discuss the progress and results, as well as ongoing plans, or changes therein, of the work under the PROJECT.

2.5.

Funding. Except as specifically provided to the contrary in this JDA, all costs, fees and/or expenses incurred in connection with this JDA will be paid by the PARTY incurring such costs, fees and/or expenses, provided the COMPANY will fund the CLINICAL TRIAL as agreed to under a separate definitive written agreement therefor, as specified in Section 2.6 of this JDA.

2.6.

Human Clinical Trials: If the PARTIES identify a need for which COMPANY desires to  engage  CCF to perform and/or coordinate research with human subjects ("CLINICAL TRIAL"), then  the PARTIES will execute a separate clinical trial agreement to govern the CLINICAL TRIAL prior to proceeding, provided that any IP resulting under such CLINCIAL TRIAL agreement may be governed by this Agreement as will be expressly set forth therein. Ownership and use of any data collected from human subjects in connection with a CLINICAL TRIAL shall be governed by such future definitive agreement for the CLINICAL TRIAL.

3.	Payments

3.1.	Neither PARTY shall be financially liable to the other PARTY for any payments under the PROJECT.

Exhibit 99.1

Each PARTY shall pay for all of its activities under the PROJECT, unless expressly set forth herein.

3.2.

Option Fee. COMPANY will pay CCF a non-refundable, option fee totaling $2,500.00 USD for the OPTION granted in Paragraph 6.1 below, which shall be payable within 30 calendar days of the EFFECTIVE DATE.

4.	Confidentiality

4.1.

Disclosure of INFORMATION and Use. Each PARTY ("RECEIVING PARTY") acknowledges that, in the course of the performance of this JDA and the PROJECT, it may be provided certain confidential and proprietary information by the other PARTY ("DISCLOSING PARTY"), including but not limited to, business, operational, and personnel information, procedures, methodologies, techniques, technology and know-how, scientific data, specifications and designs ("CONFIDENTIAL INFORMATION"). All CONFIDENTIAL INFORMATION must be either marked "Confidential" at the time of disclosure or consist of information proprietary to DISCLOSING PARTY which is not generally known to the public and which in the ordinary course of business is maintained by the DISCLOSING PARTY as confidential. RECEIVING PARTY agrees that it will hold all CONFIDENTIAL INFORMATION in confidence for a period of five (5) years from the date of written disclosure using a standard of care at least as stringent as each PARTY uses to protect its own confidential information, and in any event using no less than a reasonable standard of care. RECEIVING PARTY shall, upon the written request of DISCLOSING PARTY or upon the expiration/termination of this AGREEMENT, return or destroy all drawings, documents and other tangible manifestations of CONFIDENTIAL INFORMATION received by RECEIVING PARTY pursuant to this JDA (and all copies and reproductions thereof), provided RECEIVING PARTY may retain one copy in a secure location for the purpose of evidencing compliance with this JDA. Backups of electronic records containing CONFIDENTIAL INFORMATION shall not be required to be returned or destroyed, provided the CONFIDENTIAL INFORMATION is no longer used for any purposes by the RECEIVING PARTY and the backup is securely maintained until overwritten in the ordinary course of business.

4.2.

Remedies. Each Party acknowledges and agrees that money damages might not be a sufficient remedy for any breach or threatened breach of its obligations of confidentiality by such Party or its and that any breach of such obligations may cause Discloser substantial and irreparable damages. Therefore, in the event of any such breach or threatened breach, Discloser shall have the right to seek, in addition to remedies at law (which neither Party waives by the exercise of any rights hereunder), specific performance and injunctive and other equitable relief without posting bond or proving actual monetary damages.

4.3.

Authorized Use & Ownership. RECEIVING PARTY agrees: (i) not to use CONFIDENTIAL INFORMATION for any other purpose other than to exercise its rights and responsibilities under this JDA, and (ii) not to resell, transfer, or otherwise disclose such CONFIDENTIAL INFORMATION to any third party without the DISCLOSING PARTY's specific, prior written consent. For the avoidance of doubt, utilization includes the filing of a patent application and/or copyright registrations. RECEIVING PARTY agrees that DISCLOSING PARTY is and shall remain the exclusive owner of CONFIDENTIAL INFORMATION disclosed hereunder as well as any patent, copyright, trade secret, trademark, or other intellectual property rights therein. RECEIVING PARTY agrees that no license, assignment, or conveyance of such rights to RECEIVING PARTY is granted or implied under this JDA.

4.4.

Limits to Obligations of Confidentiality. The obligations of confidentiality set forth above shall apply to all or any part of the CONFIDENTIAL INFORMATION, except to the extent that it can be established by the RECEIVING PARTY that such CONFIDENTIAL INFORMATION:

4.4.1.

was already known to the RECEIVING PARTY, other than under an obligation of confidentiality, at the time of disclosure by the DISCLOSING PARTY and such RECEIVING PARTY has documentary evidence to that effect;

4.4.2.	was generally available to the public at the time of its disclosure to the RECEIVING PARTY;

4.4.3.	became generally available to the public after its disclosure and other than through any act or

Exhibit 99.1

omission of the RECEIVING PARTY in breach of this JDA;

4.4.4.	was disclosed to the RECEIVING PARTY, other than under an obligation of confidentiality, by a third party who had no obligation to the DISCLOSING PARTY not to disclose such information to others;

4.4.5.	was developed independently by the RECEIVING PARTY without the use of or reliance upon the CONFIDENTIAL INFORMATION of the DISCLOSING PARTY; or

4.4.6.	if applicable, is needed by a third party for purposes of treating a patient who participated in an associated clinical trial or is required for reimbursement of patient medical care.

4.5.

Required Disclosure by Law. Notwithstanding any other term of this JDA, the RECEIVING PARTY may disclose (and the RECEIVING PARTY need not destroy) any of the DISCLOSING PARTY's CONFIDENTIAL INFORMATION that is required to be disclosed by a governmental authority or applicable law in connection with a legal or administrative proceeding, provided that the RECEIVING PARTY: (i) notifies the DISCLOSING PARTY of any such disclosure requirement as soon as reasonably practicable and provides a copy of the order; (ii) reasonably cooperates with the DISCLOSING PARTY  (at the DISCLOSING PARTY's cost) if the DISCLOSING PARTY seeks a protective order or other remedy in respect of any such disclosure, (iii) disclose the CONFIDENTIAL INFORMATION only as and to the extent necessary to legally comply with the law/order or regulation, and (iv) exercises reasonable commercial efforts to obtain reliable assurance that the CONFIDENTIAL INFORMATION is treated as confidential to the extent allowable by the law or government regulation requiring the disclosure. Such disclosure is a permitted disclosure of CONFIDENTIAL INFORMATION under this Paragraph 4.4 but does not otherwise effect a general waiver of the non-use and confidentiality obligations set forth in this Section with respect to other uses and/or other disclosures of such CONFIDENTIAL INFORMATION, except as permitted by Paragraph 4.4.

4.6.

Scientific Publications. COMPANY recognizes and accepts the importance of communicating medical study and scientific data and the necessity of conveying such information in a timely manner, and, therefore, encourages their publication in reputable scientific journals and at seminars or conferences. COMPANY further recognizes and accepts that under CCF's mission as an academic medical center, CCF and its investigators must have a meaningful right to publish without COMPANY's approval or editorial control. Notwithstanding the foregoing, CCF recognizes that certain information produced in the PROJECT by COMPANY may have commercial value to COMPANY only if it remains proprietary or trade secret. In view of these mutual considerations the PARTIES agree to discuss first publishing or presenting its results and conclusions generated from the PROJECT ("PUBLICATION") through a joint Publication approved by both Parties (''JOINT PUBLICATION"); provided, however, each PARTY reserves the right to publish its own results and conclusions separately after the publication of such JOINT PUBLICATION or after reasonable efforts have been made or discussions have been had regarding preparing and publishing the JOINT PUBLICATION. Where a proposed PUBLICATION is not a JOINT PUBLICATION, the publishing PARTY will allow the other PARTY to review any PUBLICATION, including manuscripts, abstracts and posters, at least forty-five (45) days prior to submitting or presenting the proposed PUBLICATION. During the review period, the publishing Party agrees to consider any comments provided by the other Party regarding the PUBLICATION in good faith and to remove any CONFIDENTIAL INFORMATION belonging to the other PARTY. If within said review period, the non-publishing PARTY identifies IP of the non-publishing PARTY which it desires to protect, the publishing PARTY will cause the PUBLICATION to be delayed for up to an additional forty-five (45) days so that IP protection may be applied for by the non-publishing PARTY.  For all PUBLICATIONS, the PARTIES agree to consider in good faith any comments provided by the other PARTY.

5.	INVENTION Rights

5.1.	BACKGROUND IP. Each PARTY's BACKGROUND IP will remain the absolute unencumbered

Exhibit 99.1

property of the respective PARTY. Except as expressly set forth herein, this JDA does not confer any rights under the BACKGROUND IP of either PARTY.

5.2.	INVENTION Rights. INVENTIONS will be owned as follows:

5.2.1.

COMPANY INVENTIONS. All INVENTIONS made solely by COMPANY employees in performance of the PROJECT and during the TERM and OPTION PERIOD will, as between COMPANY and CCF, be owned solely by COMPANY ("COMPANY INVENTIONS").

5.2.2.	CCF INVENTIONS. All INVENTIONS made solely by CCF employees or solely for CCF during the TERM and OPTION PERIOD will, as between COMPANY and CCF, be owned solely by CCF ("CCF INVENTIONS").

5.2.3.

JOINT INVENTIONS. INVENTIONS that are jointly invented by or for the PARTIES under this JDA in performance of the PROJECT and during the TERM and OPTION PERIOD will be owned jointly by CCF and COMPANY ("JOINT INVENTIONS"). With respect to JOINT INVENTIONS, each PARTY hereby confirms that nothing in this JDA shall operate in any way to limit the other PARTY's indivisible, non-exclusive ownership interest in and to such JOINT INVENTIONS, provided that no PARTY may make, use, sell, or otherwise commercialize a product incorporating or encompassing a JOINT INVENTION until the PARTIES have entered into a subsequent definitive agreement addressing such commercialization, including, but not limited, to a commercialization strategy, reasonable royalty split, minimum annual royalties, milestone payments and the like.

5.2.4.	Cooperation in Transferring Title. The PARTIES will cooperate fully with each other and/or the other PARTY's attorneys in vesting title as provided in Article 5 (INVENTION Rights).

5.3.

Notification of INVENTION. Each PARTY will provide the other PARTY with timely notification in writing of each INVENTION and IMPROVEMENT developed solely or jointly as a result of work under the JDA ("INVENTION DISCLOSURE"). Responsive to an INVENTION DISCLOSURE being received (or created) by COMPANY, COMPANY shall have ninety (90) calendar days from the date of receipt (or creation) to elect in writing to include a CCF INVENTION and/or CCF's interest in a JOINT INVENTION in the OPTIONED PATENTS.

5.4.

The PARTIES agree to discuss in good faith the appropriate process, cost allocation, selection of counsel and lead PARTY for preparation and prosecution of any patent applications and/or other forms of IP protection related to JOINT INVENTIONS.

5.5.

Except as expressly set forth herein, neither COMPANY nor CCF transfers to the other PARTY, by operation of this JDA or otherwise, rights to any patent, copyright, trademark, or other intellectual property right of any kind.

6.	Commercialization Option

6.1.

Option Grant. Subject to payment of the option fee specified in Paragraph 3.2 above, CCF grants COMPANY an exclusive option to take a license under CCF INVENTIONS and CCF's interest in JOINT INVENTIONS in the COLLABORATION FIELD, as follows ("OPTION"):

6.1.1.

Option for Patent License. CCF grants COMPANY an exclusive option to take a SOLE, royalty-bearing worldwide license with the right to sublicense for commercial purposes, to make, have made, import, use, market, offer for sale and sell (but not to settle claims) any PRODUCT in the COLLABORATION FIELD for which such activity requires COMPANY to hold rights under a CCF INVENTION,JOINT INVENTIONS, or the PATENT RIGHTS of CCF (such PRODUCT being a "LICENSED PRODUCT").

Exhibit 99.1

6.1.2.

Exercise of OPTION. COMPANY may exercise the OPTION anytime during the OPTION PERIOD by providing CCF written notice specifically declaring COMPANY's intent to exercise the OPTION. Upon providing such notice, the NEGOTIATION PERIOD under 6.3 (Negotiation Period) will begin.

6.1.3.

Exclusive Option. The OPTION is exclusive in that during the TERM or the OPTION PERIOD, CCF will neither enter into a transaction nor negotiate with a THIRD PARTY for access to a CCF INVENTION, JOINT INVENTIONS, or the PATENT RIGHTS of CCF in the COLLABORATION FIELD (subject only to a reservation of rights for CCF to practice the subject intellectual property as described below).

6.2.	Option Period

6.2.1.

Initial Option Period. The OPTION will remain in effect until the earlier of one hundred and twenty (120) days after the expiration of the TERM of the JDA, or until the OPTION is exercised under Paragraph 6.1.2 (Exercise of OPTION) ("OPTION PERIOD") unless terminated earlier under Paragraph 7.2 (Expiration/Termination of JDA and OPTION).

6.2.2.	Extending the Option Period. The OPTION PERIOD may be extended by the mutual written agreement of the PARTIES.

6.3.	Negotiation of License.

6.3.1.

Negotiation Period. Upon exercise of the OPTION pursuant to Paragraph 6.1.2 (Exercise of OPTION), the PARTIES will negotiate in good faith with the objective of executing a definitive license agreement for the licensing of the subject intellectual property which will include the terms in Paragraph 6.4, such negotiation to be completed within one hundred eighty (180) days from CCF's receipt of COMPANY's decision to exercise the OPTION pursuant to Paragraph

6.1.2 ("NEGOTIATION PERIOD"). In the event the PARTIES fail to reach agreement on the terms of such license within the NEGOTIATION PERIOD, CCF shall have no further obligation to Company under this Agreement with regard to the specific INVENTIONS. The Negotiation Period may be extended upon mutual agreement by the PARTIES.

6.4.Commercial Terms for Inclusion in License Agreement. Upon COMPANY's written election to exercise the option granted herein, which must be made during the TERM or the OPTION PERIOD, CCF and COMPANY will negotiate for up to the one hundred eighty (180) days provided in Paragraph 6.3.1 to prepare and execute a license agreement ("LICENSE AGREEMENT") on mutually agreeable terms and conditions. Such terms and conditions shall include, without limitation, (i) an obligation for CCF to grant to COMPANY the license described in Paragraph 6.1.1 above (subject only to a reservation of rights for CCF to practice the subject intellectual property as described below), (ii) an obligation for COMPANY to pay running royalties on the sale of LICENSED PRODUCTS covered by the subject intellectual property at a mutually agreeable rate, (iii) an obligation for COMPANY to indemnify CCF against third party product liability and infringement claims; (iv) a disclaimer by CCF of all warranties, promises and representations whether expressed or implied with respect to the IP including its condition, conformity to any representation or description, the existence of and latent or patent defects  therein  and its merchantability or fitness for a particular use or purpose and non-infringement; and (v) a requirement that COMPANY abide by all applicable U.S. Laws and regulations, including U.S. Export Control regulations. The LICENSE AGREEMENT will also include provisions designed to help insure that COMPANY will commercialize such LICENSED PRODUCT, and will include, without limitation, a "commercially reasonable efforts" clause, commercial performance milestones, milestone payments, and minimum annual royalties.

Exhibit 99.1

6.5.

Rights to Data. Except for data collected in connection with a CLINICAL TRIAL, all rights to data generated as a result of the PROJECT during the TERM and OPTION PERIOD ("DATA") shall be owned jointly by CCF and COMPANY, exclusive of any protected health information, which shall remain the sole property of CCF.

6.6.

Reservation of rights for CCF. The OPTION and any license grant by CCF to COMPANY shall be subject to the following reserved rights (which are collectively defined as the "RESERVED RIGHTS"): (a) CCF's right to make and use the subject matter described and/or claimed in the CCF BACKGROUND IP, CCF INVENTIONS and JOINT INVENTIONS,  and  to  permit others at academic, government, and not-for-profit institutions to make and use the subject matter described and/or claimed in the CCF BACKGROUND IP, CCF INVENTIONS and, JOINT INVENTIONS, but solely for academic, non-commercial research and educational purposes, and

6.7.

for patient care purposes; and (b) to the extent supported by federal funding, subject to the rights, conditions and limitations imposed by U.S. law (see Title 35 Sections 200-204 of the United States Code as implemented in 37 CFR Part 401, as may be amended from time to time and regulations pertaining thereto), including: the royalty-free non-exclusive license granted to  the  U.S. government; and the requirement that any LICENSED PRODUCTS used or sold in the U.S. will be manufactured substantially in the U.S. as required  by the  terms and conditions of  the grant. In the event the PARTIES enter into a LICENSE AGREEMENT, COMPANY agrees to consider in good faith granting a reservation of rights for CCF to use COMPANY INVENTIONS for CCF and its AFFILIATES education, research and patient care purposes.

7.	Term and Termination

7.1.

Term. This JDA is effective from the EFFECTIVE DATE and terminates at the later of (i) the completion of the WORK PLAN or (ii) eighteen (18) months following the EFFECTIVE DATE, unless terminated earlier under Paragraph 7.2 (Expiration/Termination of JDA) ("TERM").

7.2.	Expiration/ Termination of JDA and OPTION.

7.2.1.

Either PARTY may terminate this JDA at any time for any reason by giving written notice to the other PARTY at least sixty (60) days before such termination becomes effective. COMPANY may terminate the OPTION at any time for any reason by giving written notice to CCF at least sixty (60) days before such termination becomes effective.

7.2.2.

In the event that either PARTY ("Breach Party") hereto shall commit any breach of or default in any of the terms or conditions of this JDA and/or OPTION, the other PARTY may provide written notice ("Breach Notice") of such breach or default to the Breach Party. If the Breach Party fails to remedy said default or breach within thirty (30) days after receipt of the Breach Notice, the other party may terminate this JDA and/or OPTION by sending written notice of termination ("Termination Notice") to the Breach Party to such effect, and such termination shall be effective as of the date of receipt of the Termination Notice.

7.2.3.

The PARTIES recognize that CCF is a non-profit, tax-exempt organization and agree that this JDA will take into account and be consistent with CCF's tax-exempt status. If any part or all of this JDA is determined to jeopardize the overall tax-exempt status of CCF and/or any of its exempt AFFILIATES, then CCF will have the right to terminate this JDA immediately.

7.3.

Surviving Rights & Obligations. Except as expressly provided for herein, termination or expiration of this JDA will not relieve either PARTY of any obligations accruing prior to such termination or expiration, including those set forth in Articles 4 (Confidentiality), and 5 (INVENTION Rights), nor shall such termination or expiration of the JDA annul those rights and obligations stated herein to extend there beyond, including as set forth in Article 6 (Commercialization Option) unless so terminated as provided  for under Paragraph 6.2.2.

Exhibit 99.1

8.	Representations, Warranties, Indemnity, Insurance & Compliance

8.1.

Authority. Each of the PARTIES represents as of the EFFECTIVE DATE and warrants for the TERM that it has authority to enter into this JDA and to perform its obligations under this JDA and that it has been duly authorized to sign and to deliver this JDA.

8.2.

Compliance with LAWS. The PARTIES will comply with all applicable laws, rules and regulations, including, but not limited to: (i) the federal anti-kickback statute (42 U.S.C. §1320a-7b) and the related safe harbor regulations and (ii) the Limitation on Certain Physician Referrals, also referred to as the "Stark Law" (42 U.S.C. §1395nn); (iii) The Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.); (iv) the Public Health Service Act (42 U.S.C. § 201 et seq.); (v) the Health Insurance Portability and Accountability Act of 1996 and the Health Information Technology for Economic and Clinical Health Act (collectively, "HIPAA"); (vi) any and all applicable U.S. export control laws and regulations, as well any and all embargoes and/or other restrictions imposed by the Treasury Department's Office of Foreign Asset Controls; and (vii) all comparable state and local laws and regulations relating to the conduct of the PROJECT. No part of any consideration paid hereunder is a prohibited payment for the recommending or arranging for the referral of business or the ordering of items or services, nor are the payments intended to induce illegal referrals of business. In the event that any part of this JDA is determined to violate federal, state, or local laws, rules, or regulations, the parties agree to negotiate in good faith revisions to the provision or provisions that are in violation. In the event the parties are unable to agree to new or modified terms as required to bring the entire JDA into compliance, either party may terminate this JDA on sixty

(60) days written notice to the other party.

8.3.

Conflict of Interest.  COMPANY acknowledges that CCF maintains and adheres to a Conflict of Interest Policy. In that connection, COMPANY represents that no CCF employees, officers, or directors are owners, consultant, employees, officers or directors of COMPANY or any of its Affiliates or serve on any boards or committees of or in any advisory capacity with COMPANY or any of its Affiliates.

8.4.

Insurance. Each PARTY represents and warrants that it has and shall maintain comprehensive general liability insurance coverage on either a self-insured or indemnity basis to protect against liability under this provision in amounts equal to at least one million dollars ($1,000,000) per occurrence combined single limit and three million dollars ($3,000,000) annual aggregate and, upon request, each PARTY agrees to furnish to the other evidence of insurance acceptable thereto indicating the required coverage. Each PARTY agrees to give the other at least thirty (30) days prior written notice in the event of any material, adverse change in such insurance. For avoidance of doubt, limits required under this section may be met by a combination of primary and excess policies.

8.5.

Liability. Except in connection with a PARTY's indemnification obligations below and/or a breach of a PARTY's confidentiality obligations above, neither party shall be liable to the other party for any special, indirect, consequential or punitive damages of any kind, including but not limited to, loss of profits arising in any manner from this JDA regardless of the foreseeability thereof.

8.6.Indemnity. Each PARTY (as an "Indemnitor") agrees to indemnify, defend, and hold harmless the other PARTY, and the other PARTY's students, employees, trustees, officers, affiliates, and agents (collectively, the "Indemnitees") from and against any and all third-party claims, suits, actions, investigations, proceedings and related costs and expenses, and all damages, costs, penalties, and expenses, including reasonable attorneys' fees ("Claims"), which may be sustained or incurred by any of the Indemnitees based on or arising out of (i) the negligence, willful misconduct or intentional omission of Indemnitor or its representative or (ii) the breach of this Agreement or applicable law by an Indemnitor or its representative, except to the extent such Claim is attributable to the negligence, willful misconduct or intentional omission of the Indemnitee. Upon becoming aware of a Claim, an Indemnitee shall promptly notify the Indemnitor in writing as to (i) the nature of the Claim asserted and (ii) the commencement of any suit or proceeding brought to enforce any such Claim. A failure to promptly notify the Indemnitor of the

Exhibit 99.1

foregoing shall serve to reduce the indemnity rights of the Indemnitee only to the extent that such delay or failure to promptly notify the Indemnitor actually prejudiced the Indemnitor's defense of the claim. The Indemnitor shall be entitled to assume and control the defense of any such suit or proceeding and the Indemnitee shall cooperate and be entitled to reasonably consult with the Indemnitor and retained counsel with respect to such defense. If the Indemnitor elects to assume any such defense, the Indemnitor shall not be liable for any legal or other expenses subsequently incurred directly by the Indemnitee in connection with such defense. The Indemnitor may not settle any claims for which the Indemnitor is indemnifying the Indemnitee without the Indemnitee's prior written consent, such written consent not to be unconditionally withheld, conditioned or delayed, provided, however, if such settlement may be accepted if said settlement includes a full release of all claims against the Indemnitee without an admission of fault or liability and is limited to monetary damages. So long as the Indemnitor is conducting the defense of the claim for liability in accordance with this Paragraph 8.6, the Indemnitee will not consent to the entry of any judgment or enter into any settlement with respect to the claim without the prior written consent of the Indemnitor.

8.7.

DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED FOR HERIN OR IN THE CTA, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES MAKE NO WARRANTIES, EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PROJECT (INCLUDING ANY RESULTS THEREFROM, OR ANY OF THE COMPANY'S TECHNOLOGIES THAT WILL BE SUBJECT TO THIS JDA, OR ANY IP (INCLUDING, BUT NOT LIMITED TO, CCF INVENTIONS, COMPANY INVENTIONS, JOINT INVENTIONS, OR BACKGROUND IP) OR ANY PRODUCT(S), WHETHER TANGIBLE OR INTANGIBLE, CONCEIVED, DISCOVERED, OR DEVELOPED UNDER THIS JDA; OR THE OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROJECT OR ANY IP OR PRODUCT; OR FREEDOM FROM PATENT, TRADEMARK, OR COPYRIGHT INFRINGEMENT, INFORMATIONAL CONTENT, INTEGRATION, OR THEFT OF TRADE SECRETS AND DO NOT ASSUME ANY LIABILITY HEREUNDER FOR ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, OR COPYRIGHT ARISING FROM THE USE OF INFORMATION, RESULTS OR DELIVERABLES OR RIGHTS GRANTED OR PROVIDED BY THEM HEREUNDER.

9.	Miscellaneous

9.1.

Agreement Negotiated. The form of this JDA has been negotiated by or on behalf of the respective PARTIES, each of which was represented by attorneys who have carefully negotiated the provisions hereof. Each PARTY acknowledges that it has been advised to, and has had the opportunity to consult with its attorney(s) prior to entering into this JDA. No law or rule relating to the construction or interpretation of contracts against the drafter of any particular clause should be applied with respect to this JDA.

9.2.

Applicable Law. All matters arising under or relating to this JDA are governed by the laws of the State of Delaware, without regard to any principle of conflict or choice of laws that would cause the application of the laws of any other jurisdiction. The PARTIES consent to the exclusive jurisdiction and venue of state and federal courts of Delaware for all disputes arising under this JDA. Despite the above, the substantive law of the country of each respective LICENSED PATENT governs the validity and enforceability of the subject LICENSE PATENT.

9.3.

Counterparts. This JDA may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument. A facsimile or .PDF copy of a signature of a PARTY will have the same effect and validity as an original signature.

9.4.

Entire Agreement/ Amendments. This JDA, including any attached Schedules, constitutes the entire understanding between the PARTIES with respect to the subject matter contained herein and supersedes all prior agreements, understandings and arrangements whether oral or written between the PARTIES relating to the subject matter hereof, including that Mutual Confidential Disclosure Agreement between CCF and Astrotech Corporation, dated April 24, 2020, except as expressly set forth herein. Nothing in this JDA may be changed or modified, nor may anything be added to this JDA, except as may be specifically agreed to in a subsequent writing executed with the same formalities as this JDA.

Exhibit 99.1

9.5.

Force Majeure. No PARTY will be responsible for delays or failures to perform resulting from events beyond its control but will have a responsibility to mitigate any damage which might arise as a result of any such event. Such events will include, but not be limited to: acts of nature, epidemics; fire; government restrictions or other government acts; insurrection; power failures; strike, union disturbance, or other labor problems; riots; terrorism or threats of terrorism; or war (whether or not declared); earthquakes, floods, or other disasters. Upon the occurrence of any event of the type referred to in this Paragraph 9.5, the affected PARTY will give prompt notice to the other PARTY, together with a description of the event and the duration for which the affected PARTY expects its ability to comply with the provisions of this JDA to be affected. The affected PARTY will devote its commercially reasonable efforts to remedy to the extent possible the condition giving rise to the failure event and to resume performance of its obligations under this JDA as promptly as possible.

9.6.

Headings. The headings or titles of Articles, Sections, Paragraphs, or attachments appearing in this JDA are provided for convenience and are not to be used in construing this JDA. All references to Articles, Paragraphs, Sections and/or attachments will be to Articles, Paragraphs, Sections, and/or attachments of this JDA, unless specifically noted otherwise. Reference to an "Article," "Section," or "Paragraph" includes the referenced Article, Section or Paragraph, and all sub-sections and sub-paragraphs included within the referenced Article, Section or Paragraph.

9.7.

Joint Research Agreement Statement for US Patent Prosecution. A PARTY desiring to invoke 35 USC §103(c)(2) and post America Invents Act 35 USC §102(c) during the PROSECUTION of PATENT RIGHTS, will be permitted to disclose the existence of this JDA and the names of the PARTIES thereto, and to make the statement required by 37 CFR §1.104(c)(4)(iii) on the record during PROSECUTION. Despite the foregoing, neither PARTY will be obligated to execute documents necessary for invoking 35 USC §103(c)(2) and post America Invents Act 35 USC §102(c).

9.8.

No Other Rights Granted. Except as may be expressly set forth in this JDA, no PARTY grants, by implication, estoppel, or otherwise, any assignment, license or other rights in any of its or its Affiliates IP, INFORMATION or CONFIDENTIAL INFORMATION to the other PARTY or its AFFILIATES.

9.9.

No Third Party Beneficiaries. Despite anything in this JDA to the contrary, nothing in this JDA, expressed or implied, is intended to confer on any PERSON other than the PARTIES or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this JDA.

9.10.

No Waiver. No omission or delay by either PARTY at any time to enforce any right or  remedy reserved to it, or to require performance of any of the terms, covenants, or provisions of this JDA by another PARTY at any time designated, will be a waiver of any such right or remedy to which such PARTY is entitled, nor will it in any way affect the right of such PARTY to enforce such provisions thereafter.

9.11.

Non-assignability. This JDA will be binding upon and inure to the benefit of the respective PARTIES and successors or assigns of all or substantially all of the relevant business assets of either PARTY, and will otherwise be nontransferable and non-assignable to THIRD PARTIES without the prior express written consent of the other PARTY.

9.12.

Notices. All notices under this JDA will be sent to the respective PARTIES at the following addresses (or such other addresses as a PARTY designates to the other PARTY by written notice) by certified or registered mail, or sent by a nationally recognized overnight courier service; and will be deemed to have been given one day after being sent

If to CCF:	The Cleveland Clinic Foundation 9500 Euclid Avenue

Cleveland,0 H 44195

Attn: William Kolosi (Mail code: GCIC)

Exhibit 99.1

Phone: (216) 630-3875

with a copy to:	Law Department - (Mail Code: AC321) Attn: Research Contracts (Innovations) The Cleveland Clinic Foundation

3050 Science Park Drive Beachwood, OH 44122

Phone:216-448-0200

Fax: 216-448-0201

Payments to:BreathTech Corporation

2028 E. Ben White Blvd. #240-9530

Austin, TX 78741

Tax ID NO. 32-0227969

If to COMPANY:BreathTech Corporation

2028 E. Ben White Blvd. #240-9530

Austin, TX 78741

Attn: Raj Mellacheruvu, Chief Operating Officer

9.13.

Partial Invalidity. If any covenant, condition or other provision of this JDA is held invalid, void or illegal by any court of competent jurisdiction, then the same will be deemed severable from the remainder of the subject agreement and will in no way affect, impair or invalidate any other covenant, condition or provision, and will be deemed replaced by a provision which comes closest to such unenforceable provision in language and intent, without being invalid, void or illegal.

9.14.

Use of Name and Press Releases. Neither PARTY shall use the name, logo, likeness, trademarks, image or other intellectual property of the other PARTY for advertising, marketing, endorsement or any other purposes without the specific prior written consent of an authorized representative of the other PARTY as to each such use. Neither PARTY shall issue any press release or similar publication without the specific prior written consent of an authorized representative of the other PARTY as to each such use, provided each PARTY shall consider any such request from the other in good faith. Notwithstanding the forgoing, any press releases or similar publication involving the use of CCF's name must be limited to 'matter of fact" statements and not imply, directly or indirectly, an endorsement or promotion of COMPANY or its products. The use of CCF's name, trademark, logo, symbol, image or the like shall require written permission from Cleveland Clinic Foundation's Corporate Communications Executive Director.

9.15.

Export Control. It is understood that the CCF is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes, and other commodities and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. It is the expectation of CCF that the work done pursuant to this JDA will constitute fundamental research under the applicable export control laws and regulations. CCF does not wish to take receipt of export-controlled information except as may be knowingly and expressly agreed to in writing signed by an authorized representative of CCF and for which CCF has made specific arrangements. COMPANY acknowledges that CCF has foreign nationals on CCF's campus who may have access to technical data, computer software, laboratory prototypes, and other commodities associated with this JDA. COMPANY agrees that it will not provide or make accessible to CCF any non-EAR 99 materials (including, without limitation, equipment, information and/or data) without first informing CCF of the export controlled nature of the materials and obtaining from CCF's RESEARCH OFFICE its prior written consent to accept such materials as well as any specific instructions regarding the mechanism pursuant to

Exhibit 99.1

which such materials should be passed to CCF. COMPANY agrees to comply with any and all applicable

U.S. export control laws and regulations, as well any and all embargoes and/or other restrictions imposed by the Treasury Department's Office of Foreign Asset Controls.

9.16.

Relationship Between the PARTIES. This JDA does not constitute making either PARTY the agent or legal representative of the other PARTY, for any purpose whatsoever. Neither PARTY is granted any right or authority to assume or to create any obligation or responsibility, expressed or implied, on behalf of or in the name of the other PARTY or to bind the other PARTY in any manner or thing whatsoever.  No joint venture or partnership between the PARTIES is intended nor will be inferred. Neither PARTY's employees will represent themselves as being representatives of or otherwise employed by the other PARTY.

9.17.

Mutual Drafting. Each PARTY hereby represents that it has or has had the opportunity to be represented by legal counsel of its choice in connection with the negotiation and execution of this JDA. This JDA shall be construed as if drafted jointly by the PARTIES hereto and no presumption or burden of proof shall arise favoring or disfavoring any PARTY by virtue of the authorship of any provision of this JDA.

Signature page follows

Exhibit 99.1

IN WITNESS WHEREOF, the PARTIES, by their authorized representatives, have evidenced their consent to the terms provided herein by signing below.

THE CLEVELAND CLINIC FOUNDATION	BREATHTECH CORPORATION

/s/ Steven C. Glass	/s/ Eric Stober
Signature	Signature
Steven C. Glass	Eric Stober
Printed Name	Printed Name
Chief Financial Officer	Chief Financial Officer
Title	Title
10/15/2020	10/20/2020
Date	Date